Exhibit 21

SPRINT CORPORATION
SUBSIDIARIES OF REGISTRANT

Sprint Corporation is the parent. The subsidiaries of Sprint Corporation are as follows:

SUBSIDIARY	STATE/COUNTRY
AGW Leasing Company, Inc.	Delaware
AirGate PCS, Inc.	Delaware
Alamosa (Delaware), Inc.	Delaware
Alamosa (Wisconsin) Properties, LLC	Wisconsin
Alamosa Holdings, Inc.	Delaware
Alamosa Holdings, LLC	Delaware
Alamosa Missouri Properties, LLC	Missouri
Alamosa Missouri, LLC	Missouri
Alamosa PCS Holdings, Inc.	Delaware
Alamosa PCS, Inc.	Delaware
Alamosa Properties, LLC	Texas
Alamosa Wisconsin GP, LLC	Wisconsin
Alamosa Wisconsin, LLC	Wisconsin
Alda Wireless Holdings, LLC	Delaware
American PCS Communications, LLC	Delaware
American PCS, L.P.	Delaware
American Personal Communications Holdings, Inc.	Delaware
American Telecasting Development, LLC	Delaware
American Telecasting of Anchorage, LLC	Delaware
American Telecasting of Bend, LLC	Delaware
American Telecasting of Columbus, LLC	Delaware
American Telecasting of Denver, LLC	Delaware
American Telecasting of Fort Myers, LLC	Delaware
American Telecasting of Ft. Collins, LLC	Delaware
American Telecasting of Green Bay, LLC	Delaware
American Telecasting of Lansing, LLC	Delaware
American Telecasting of Lincoln, LLC	Delaware
American Telecasting of Little Rock, LLC	Delaware
American Telecasting of Louisville, LLC	Delaware
American Telecasting of Medford, LLC	Delaware
American Telecasting of Michiana, LLC	Delaware
American Telecasting of Monterey, LLC	Delaware
American Telecasting of Redding, LLC	Delaware
American Telecasting of Santa Barbara, LLC	Delaware
American Telecasting of Seattle, LLC	Delaware
American Telecasting of Sheridan, LLC	Delaware

American Telecasting of Yuba City, LLC	Delaware
APC PCS, LLC	Delaware
APC Realty and Equipment Company, LLC	Delaware
ASC Telecom, Inc.	Kansas
Assurance Wireless of South Carolina, LLC	Delaware
ATI of Santa Rosa, LLC	Delaware
ATI Sub, LLC	Delaware
ATL MDS, LLC	Delaware
Bay Area Cablevision, LLC	Delaware
Bluebottle USA Holdings L.P.	Delaware
Bluebottle USA Investments L.P.	Delaware
Boost Worldwide, Inc.	Delaware
Bright Personal Communications Services, LLC	Ohio
Broadcast Cable, LLC	Delaware
C FON Corporation	Delaware
Caroline Ventures, Inc.	Delaware
Cedar TowerCo, LLC	Delaware
Clear Global Services LLC	Nevada
Clear Management Services LLC	Nevada
Clear Partner Holdings LLC	Nevada
Clear Share I, LLC	Delaware
Clear Share II, LLC	Delaware
Clear Share III, LLC	Delaware
Clear Wireless LLC	Nevada
Clearwire Communications LLC	Delaware
Clearwire Corporation	Delaware
Clearwire Europe B.V.	Netherlands
Clearwire Europe S.a.r.l.	Luxembourg
Clearwire Finance, Inc.	Delaware
Clearwire Hawaii Partners Spectrum, LLC	Nevada
Clearwire International, LLC	Washington
Clearwire IP Holdings LLC	New York
Clearwire Legacy LLC	Delaware
Clearwire Spectrum Holdings II LLC	Nevada
Clearwire Spectrum Holdings III LLC	Nevada
Clearwire Spectrum Holdings LLC	Nevada
Clearwire Telecommunications Services, LLC	Nevada
Clearwire XOHM LLC	Delaware
Domestic USF Corp.	Delaware
Enterprise Communications, LLC	Georgia
Fixed Wireless Holdings, LLC	Delaware
Fresno MMDS Associates, LLC	Delaware
Georgia PCS Leasing, LLC	Georgia
Georgia PCS Management, L.L.C.	Georgia
Gulf Coast Wireless, LLC	Louisiana
Helio LLC	Delaware

Horizon Personal Communications, Inc.	Ohio
Independent Wireless One Corporation	Delaware
Independent Wireless One Leased Realty Corporation	Delaware
iPCS Equipment, Inc.	Delaware
iPCS Wireless, Inc.	Delaware
IWO Holdings, Inc.	Delaware
Kennewick Licensing, LLC	Delaware
Louisiana Unwired, LLC	Louisiana
Machine License Holding, LLC	Delaware
MinorCo, L.P.	Delaware
Nextel Communications of the Mid-Atlantic, Inc.	Delaware
Nextel Communications, Inc.	Delaware
Nextel Data Investments 1, Inc.	Delaware
Nextel Finance Company	Delaware
Nextel of California, Inc.	Delaware
Nextel of New York, Inc.	Delaware
Nextel of Puerto Rico, Inc.	Puerto Rico
Nextel of Texas, Inc.	Texas
Nextel Operations, Inc.	Delaware
Nextel Partners Equipment LLC	Nevada
Nextel Partners of Upstate New York, Inc.	Delaware
Nextel Partners, Inc.	Delaware
Nextel Retail Stores, LLC	Delaware
Nextel South Corp.	Georgia
Nextel Systems Corp.	Delaware
Nextel West Corp.	Delaware
Nextel West Services, LLC	Delaware
Nextel WIP Lease Corp.	Delaware
Northern PCS Services, LLC	Minnesota
NPCR, Inc.	Delaware
NSAC, LLC	Delaware
OneLouder Apps, Inc.	Delaware
PCS Leasing Co., L.P.	Delaware
PCTV Gold II, LLC	Delaware
PCTV of Salt Lake City, LLC	Delaware
PCTV Sub, LLC	Delaware
People’s Choice TV Corp.	Delaware
People’s Choice TV of Albuquerque, LLC	Delaware
People’s Choice TV of Houston, LLC	Delaware
People’s Choice TV of St. Louis, LLC	Delaware
PhillieCo, LLC	Delaware
Pin Drop Insurance, Ltd.	Bermuda
Pinsight Media+, Inc.	Delaware
Private TransAtlantic Telecommunications System, Inc.	Delaware
SCC X, LLC	Delaware
SFE 1, LLC	Delaware

SFE 2, LLC	Delaware
SFE 3, LLC	Delaware
SFE 4, LLC	Delaware
SFE 5, LLC	Delaware
SFE 6, LLC	Delaware
SFE 7, LLC	Delaware
SFE 8, LLC	Delaware
SFE 9, LLC	Delaware
SFE 10, LLC	Delaware
SFE 11, LLC	Delaware
SFE 12, LLC	Delaware
SFE 13, LLC	Delaware
SFE 14, LLC	Delaware
SFE 15, LLC	Delaware
SIHI Mexico S. de R.L. de C.V.	Mexico
SIHI New Zealand Holdco, Inc.	Kansas
SIHI Scandinavia AB	Sweden
SLV-I LLC	Cayman Islands
SLV-II LLC	Cayman Islands
SLV-III LLC	Cayman Islands
SLV-IV LLC	Cayman Islands
SLV-V LLC	Cayman Islands
SLV-VI LLC	Cayman Islands
SLV-VII LLC	Cayman Islands
SLV-VIII LLC	Cayman Islands
SLV-IX LLC	Cayman Islands
SLV-X LLC	Cayman Islands
SLV-XI LLC	Cayman Islands
SLV-XII LLC	Cayman Islands
SLV-XIII LLC	Cayman Islands
SLV-XIV LLC	Cayman Islands
SLV-XV LLC	Cayman Islands
SLV-XVI LLC	Cayman Islands
SLV-XVII LLC	Cayman Islands
SLV-XVIII LLC	Cayman Islands
SLV-XIX LLC	Cayman Islands
SLV-XX LLC	Cayman Islands
SLV-XXI LLC	Cayman Islands
SLV-XXII LLC	Cayman Islands
SN Holdings (BR I) LLC	Delaware
SN UHC 1, Inc.	Delaware
SN UHC 2, Inc.	Delaware
SN UHC 3, Inc.	Delaware
SN UHC 4, Inc.	Delaware
SN UHC 5, Inc.	Delaware
Southwest PCS Properties, LLC	Delaware

Southwest PCS, LLC	Oklahoma
Speedchoice of Detroit, LLC	Delaware
Speedchoice of Phoenix, LLC	Delaware
Sprint (Bay Area), LLC	Delaware
Sprint Brasil Servicos de Telecomunicacoes Ltda.	Brazil
Sprint Capital Corporation	Delaware
Sprint Communications Company L.P.	Delaware
Sprint Communications Company of New Hampshire, Inc.	New Hampshire
Sprint Communications Company of Virginia, Inc.	Virginia
Sprint Communications, Inc. (formerly Sprint Nextel Corporation)	Kansas
Sprint Corporation	Kansas
Sprint Corporation (Inactive)	Missouri
Sprint eBusiness, Inc.	Kansas
Sprint Enterprise Mobility, Inc.	Delaware
Sprint Enterprise Network Services, Inc.	Kansas
Sprint Enterprises, L.P.	Delaware
Sprint eWireless, Inc.	Kansas
Sprint Federal Management LLC	Delaware
Sprint Federal Operations LLC	Delaware
Sprint Global Venture, Inc.	Kansas
Sprint HoldCo, LLC	Delaware
Sprint Hong Kong Limited	Hong Kong
Sprint International Argentina SRL	Argentina
Sprint International Australia Pty. Limited	Australia
Sprint International Austria GmbH	Austria
Sprint International Caribe, Inc.	Puerto Rico
Sprint International Chile Limitada	Chile
Sprint International Colombia Ltda.	Colombia
Sprint International Communications Canada ULC	Canada
Sprint International Communications Corporation	Delaware
Sprint International Communications Singapore Pte. Ltd.	Singapore
Sprint International Czech Republic S.R.O.	Czech Republic
Sprint International do Brasil Ltda.	Brazil
Sprint International Holding, Inc.	Kansas
Sprint International Hungary Korlátolt Felelõsségû Társaság	Hungary
Sprint International Incorporated	Delaware
Sprint International Japan Corp.	Japan
Sprint International Korea	Korea
Sprint International Network Company LLC	Delaware
Sprint International New Zealand	New Zealand
Sprint International Norway AS	Norway
Sprint International Spain, S.L.	Spain
Sprint International Taiwan Limited	Taiwan
Sprint International Venezuela, S.R.L.	Venezuela
Sprint Mexico, Inc.	Kansas
Sprint Nextel Aviation, Inc.	Delaware

Sprint PCS Assets, L.L.C.	Delaware
Sprint PCS License, L.L.C.	Delaware
Sprint RUS LLC	Russia
Sprint Solutions, Inc.	Delaware
Sprint Spectrum Equipment Company, L.P.	Delaware
Sprint Spectrum Holding Company, L.P.	Delaware
Sprint Spectrum L.P.	Delaware
Sprint Spectrum Realty Company, L.P.	Delaware
Sprint TELECENTERs, Inc.	Florida
Sprint Telecom India Private Limited	India
Sprint Telephony PCS, L.P.	Delaware
Sprint (Thailand) Limited	Thailand
Sprint Ventures, Inc.	Kansas
Sprint Wavepath Holdings, Inc.	Delaware
Sprint WBC of New York, Inc.	Delaware
Sprint/United Management Company	Kansas
SprintCom Equipment Company L.P.	Delaware
SprintCom, Inc.	Kansas
SprintLink Belgium BVBA	Belgium
SprintLink Denmark ApS	Denmark
SprintLink France SAS	France
SprintLink Germany GmbH	Germany
Sprintlink India Private Limited	India
SprintLink International (Switzerland) GmbH	Switzerland
Sprintlink International Malaysia SDN. BHD.	Malaysia
Sprintlink International Philippines, Inc.	Philippines
SprintLink Ireland Limited	Ireland
SprintLink Italy S.r.l.	Italy
SprintLink Netherlands B.V.	Netherlands
Sprintlink Poland sp. z o.o	Poland
SprintLink UK Limited	United Kingdom
STC Five LLC	Delaware
STC Four LLC	Delaware
STC One LLC	Delaware
STC Six Company	Delaware
STC Three LLC	Delaware
STC Two LLC	Delaware
STE 14 Affiliate LLC	Delaware
SWV Eight, Inc.	Delaware
SWV Four, Inc.	Delaware
SWV One Telephony, LLC	Delaware
SWV One, Inc.	Delaware
SWV Seven, Inc.	Delaware
SWV Six, Inc.	Colorado
SWV Three Telephony Partnership	Delaware
SWV Three, Inc.	Delaware

SWV Two Telephony, LLC	Delaware
SWV Two, Inc.	Delaware
TDI Acquisition Corporation	Delaware
TDI Acquisition Sub, LLC	Delaware
Texas Telecommunications, LLC	Texas
Texas Unwired	Louisiana
Transworld Telecom II, LLC	Delaware
UCOM, Inc.	Missouri
United Telecommunications, Inc.	Delaware
Unrestricted Subsidiary Funding Company	Delaware
US Telecom, Inc.	Kansas
USST of Texas, Inc.	Texas
Utelcom, Inc.	Kansas
Velocita Wireless Holding Corp.	Delaware
Virgin Mobile USA, Inc.	Delaware
Virgin Mobile USA, L.P.	Delaware
VMU GP, LLC	Delaware
VMU GP1, LLC	Delaware
Washington Oregon Wireless Properties, LLC	Delaware
Washington Oregon Wireless, LLC	Oregon
Wavepath Holdings, Inc.	Delaware
Wavepath Sub, LLC	Delaware
WBS of America, LLC	Delaware
WBS of Sacramento, LLC	Delaware
WBSFP Licensing, LLC	Delaware
WBSY Licensing, LLC	Delaware
WCOF, LLC	Delaware
Wireless Broadband Services of America, LLC	Delaware
WirelessCo, LLC	Delaware
Wireline Leasing Co., Inc.	Delaware